SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (date of earliest event reported)

                                  MAY 15, 2001

                               Halliburton Company
             (Exact name of registrant as specified in its charter)

State or other                   Commission                IRS Employer
jurisdiction                     File Number               Identification
of incorporation                                           Number

Delaware                           1-3492                  No. 75-2677995

                               3600 Lincoln Plaza
                             500 North Akard Street
                            Dallas, Texas 75201-3391
                    (Address of principal executive offices)

                         Registrant's telephone number,
                       including area code - 214/978-2600







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         INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events

     The registrant may, at its option, report under this item any events, with respect to which information is not otherwise called for by this form, that the registrant deems of importance to security holders.

     On May 15, 2001 registrant issued a press release entitled "Halliburton 2001 Shareholders' Meeting and Second Quarter Dividend" pertaining, among other things, to an announcement that at registrant's annual shareholders' meeting, registrant's shareholders elected all 13 nominees to the board of directors, ratified the appointment of Arthur Andersen LLP to audit registrant's financial statements for the year 2001 and voted against three shareholder proposals. Following the shareholders' meeting, registrant's board of directors declared a second quarter dividend of 12.5 cents per share on registrant's common stock payable June 27, 2001 to shareholders of record at the close of business on June 6, 2001.

Item 7.  Financial Statements and Exhibits

     List below the financial statements, pro forma financial information and exhibits, if any, filed as part of this report.

         (c)      Exhibits.

                  Exhibit 20 - Press release dated May 15, 2001.





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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       HALLIBURTON COMPANY




Date:    May 15, 2001                  By:  /s/  Susan S. Keith
                                          -------------------------------------
                                                 Susan S. Keith
                                                 Vice President and Secretary




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                                  EXHIBIT INDEX



Exhibit                    Description

20                         Press Release Dated May 15, 2001

                           Incorporated by Reference









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